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                                                                   Exhibit 10.74

                                                                   Perry A. Sook
                                                                   President/CEO

TO:     Duane A. Lammers

FR:     Perry A. Sook

RE:     Addendum to Your Employment Agreement

DA:     5/20/03


This memorandum will serve as an addendum to your employment agreement with Nexstar Broadcasting dated January 5, 1998, and as amended February 9, 2001 and August 14, 2002.

Term: The term of your employment agreement is hereby extended to June 30, 2008.

Compensation: Effective July 1, 2003 you will be compensated under the following salary and bonus compensation schedule.

                                        Annual Salary       Target Bonus
July 1, 2003 through June 30, 2004      $300,000            $150,000 (for 2003)
July 1, 2004 through June 30, 2005      $310,000            $155,000 (for 2004)
July 1, 2005 through June 30, 2006      $320,000            $160,000 (for 2005)
July 1, 2006 through June 30, 2007      $330,000            $165,000 (for 2006)
July 1, 2007 and thereafter             $340,000            $170,000 (for 2007)
                                                                and thereafter)

Equity Compensation: You will receive a grant of an additional 50,000 options at the IPO price. These options will vest ratably over the term of the employment agreement and are in addition to the shares you own and options previously granted.

Other: All other terms and conditions of your employment with Nexstar will continue to be governed by your employment agreement and the Nexstar Employee Handbook.

Please indicate your agreement with and acceptance of the terms and conditions of this addendum by signing below.

Sincerely,                                Accepted and Agreed,


/s/ Perry A. Sook                         /s/ Duane A. Lammers
Perry A. Sook                             Duane A. Lammers
President/CEO

                                          Date: 6/16/2003


                        Nexstar Broadcasting Group, Inc.
            909 Lake Carolyn Parkway, Suite 1450, Irving, TX 75039,
                        (972) 373-8800 fax (972)373-8888